                                                                    EXHIBIT 99.2
                           ABFC 2005-AQ1 ISCHUS STRATS

                                               [BANC OF AMERICA SECURITIES LOGO]


                                  (deal as a whole)
                       Wtd Avg       Percent of                                                          %                   %
FICO FICO              Current         Current       Wtd Avg        Wtd Avg  Wtd Avg                   Owner      %        Stated
Low  High     LTV      Balance         Balance         GWAC   % MI   FICO      LTV    % SFD   % PUD     Occ    Full Doc      Doc
---   ---    -----   ----------   -----------------  -------  ---   -------  -------  ------  ----     ------  --------    ------

      N/A    > 65%       N/A             N/A           N/A    N/A     N/A      N/A     N/A     N/A      N/A      N/A         N/A
500   524    > 65%   115,655.02         0.50          10.072  N/A     514     75.44   88.75   0.00     97.92    76.55       0.00
525   549    > 65%    93,692.45         0.53          10.220  N/A     536     76.54   89.69   8.62     100.00   68.40       6.18
550   574    > 65%   128,189.84         2.50          8.970   N/A     562     79.69   82.43   6.94     97.83    75.95       6.31
575   599    > 70%   114,611.03         2.09          9.036   N/A     587     82.37   96.13   2.01     98.19    83.72       0.66
600   624    > 70%   146,291.08         6.26          7.947   N/A     614     81.84   86.27   6.17     98.05    84.03       3.21
625   649    > 70%   156,001.65         14.06         7.446   N/A     639     83.63   88.57   2.18     96.61    87.32       3.81
650   674    > 80%   177,762.15         21.35         7.170   N/A     663     87.67   91.06   3.95     97.26    90.86       1.35
675   699    > 80%   187,331.87         21.37         6.885   N/A     687     87.95   87.06   3.14     98.37    87.66       0.39
700   724    > 80%   193,325.43         14.76         6.678   N/A     712     87.71   86.14   4.85     98.92    92.24       1.41
725   749    > 85%   203,678.00         11.09         6.762   N/A     734     89.78   94.16   0.48     95.75    89.74       0.79
750   774    > 85%   181,458.76         4.74          6.771   N/A     761     89.46   95.30   2.93     100.00   94.28       0.00
775   799    > 85%   203,509.26         1.53          6.236   N/A     785     88.76   78.48   0.00     83.41    97.78       0.00
800   max    > 85%   144,733.43         0.26          6.447   N/A     801     88.73   100.00  0.00     100.00   100.00      0.00



                                  (deal as a whole)
                       Wtd Avg       Percent of                                                          %        %          %
LTV   LTV              Current         Current       Wtd Avg   %    Wtd Avg  Wtd Avg    %       %      Owner     Full     Stated
Low  High              Balance         Balance         GWAC    MI    FICO      LTV     SFD     PUD      Occ      Doc        Doc
---   ---            ----------   -----------------  -------  ---   -------  -------  ------  ----     ------   -----     ------

0%    59%            143,806.65         14.45         6.607   N/A     695     47.61   92.94   1.60     98.67    84.91       5.85
60%   64%            160,228.75         4.08          6.630   N/A     686     62.53   93.87   1.62     98.62    87.22       5.92
65%   69%            176,356.77         6.59          6.582   N/A     690     67.61   93.05   1.22     97.94    87.00       7.73
70%   74%            175,770.48         8.51          6.875   N/A     678     72.62   84.47   0.77     95.44    87.08       4.22
75%   79%            192,104.39         19.26         6.773   N/A     683     77.86   81.18   3.67     96.49    88.56       4.76
80%   84%            167,496.49         16.77         6.973   N/A     679     81.83   84.12   6.02     96.87    86.00       3.31
85%   89%            181,217.88         14.72         7.098   N/A     681     87.76   89.78   2.65     97.92    89.84       0.90
90%   94%            164,869.16         14.45         7.320   N/A     675     90.23   90.67   3.78     98.09    88.27       0.92
95%   99%            153,867.09         1.16          7.693   N/A     708     95.00   93.69   2.02     100.00   100.00      0.00
100%  max                N/A             N/A           N/A    N/A     N/A      N/A     N/A     N/A      N/A      N/A         N/A


LIMITED AND STATED DOC



                         Wtd     (deal as a whole)
                         Avg         Percent of        Wtd            Wtd      Wtd                        %        %          %
FICO FICO              Current         Current         Avg            Avg      Avg      %        %      Owner     Full     Stated
Low  High              Balance         Balance         GWAC   % MI   FICO      LTV     SFD      PUD      Occ       Doc       Doc
---   ---            ----------  -----------------    -----   ----   ----     -----   -----     ----    -----     ----     ------

625   649            141,844.35         13.61         7.698    0      637     76.61   91.39     1.44    97.94     0.00      34.40
675   699            198,756.54         22.76         6.836    0      688     75.06   79.16     0.63    88.39     0.00      26.27


                                            NO IO OR 2ND LIEN LOANS IN THE POOL.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

1. STATISTICAL CUT-OFF BALANCE



                                                         PERCENT
                              NUMBER                    OF LOANS                 W.A.      W.A.
                                OF       AGGREGATE         BY       W.A.      REMAINING  COMBINED    W.A.
STATISTICAL CUT-OFF          MORTGAGE    PRINCIPAL      PRINCIPAL   GROSS      TERM TO   ORIGINAL   CREDIT
BALANCE                       LOANS       BALANCE        BALANCE   COUPON      MATURITY     LTV     SCORE
-------------------          --------    ---------      ---------  ------     ---------  --------   ------

$50,001 to $100,000             88     $6,600,492.09      39.58%    8.183%       315       72.77%    674
$100,001 to $150,000            38      4,583,386.12      27.48     7.597        334       73.76     667
$150,001 to $200,000             7      1,192,014.28       7.15     6.911        351       75.53     700
$200,001 to $250,000             6      1,346,620.81       8.07     6.760        358       67.54     703
$250,001 to $300,000             2        522,244.14       3.13     6.956        330       72.94     691
$300,001 to $350,000             2        654,431.37       3.92     6.378        359       73.44     718
$350,001 to $400,000             1        382,369.04       2.29     6.990        359       74.66     673
$400,001 to $450,000             1        419,120.88       2.51     5.750        359       80.46     728
$450,001 to $500,000             2        977,328.68       5.86     7.629        359       77.45     659
TOTAL:                         147    $16,678,007.41     100.00%    7.586%       333       73.36%    679


2. CURRENT MORTGAGE RATE


                                                         PERCENT
                              NUMBER                    OF LOANS                 W.A.      W.A.
                                OF       AGGREGATE         BY       W.A.      REMAINING  COMBINED    W.A.
                             MORTGAGE    PRINCIPAL      PRINCIPAL   GROSS      TERM TO   ORIGINAL   CREDIT
CURRENT MORTGAGE RATE          LOANS      BALANCE        BALANCE   COUPON      MATURITY     LTV     SCORE
---------------------        --------  -------------    ---------  ------     ---------  --------   ------

5.500% to 5.999%                 2       $490,970.16       2.94%    5.750%       359       80.14%    723
6.000% to 6.499%                 3        815,897.97       4.89     6.217        358       64.52     755
6.500% to 6.999%                31      4,534,705.71      27.19     6.800        345       74.04     695
7.000% to 7.499%                23      2,914,884.17      17.48     7.268        341       72.24     699
7.500% to 7.999%                32      3,378,972.13      20.26     7.721        330       75.42     675
8.000% to 8.499%                21      1,869,248.76      11.21     8.206        302       71.67     649
8.500% to 8.999%                17      1,251,029.55       7.50     8.807        310       73.70     644
9.000% to 9.499%                 3        281,921.77       1.69     9.262        314       76.03     596
9.500% to 9.999%                 8        593,879.95       3.56     9.519        339       75.27     622
10.000% to 10.499%               3        280,690.43       1.68    10.258        320       71.20     596
10.500% to 10.999%               1         72,472.27       0.43    10.800        178       80.00     635
11.000% to 11.499%               2        133,262.29       0.80    11.320        357       62.40     580
11.500% to 11.999%               1         60,072.25       0.36    11.950        358       65.00     554
TOTAL:                         147    $16,678,007.41     100.00%    7.586%       333       73.36%    679


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

3. FICO SCORE


                                                         PERCENT
                              NUMBER                    OF LOANS                 W.A.      W.A.
                                OF       AGGREGATE         BY       W.A.      REMAINING  COMBINED    W.A.
                             MORTGAGE    PRINCIPAL      PRINCIPAL   GROSS      TERM TO   ORIGINAL   CREDIT
FICO SCORE                     LOANS      BALANCE        BALANCE   COUPON      MATURITY     LTV     SCORE
----------                   --------    ---------      ---------  ------     ---------  --------   ------

550 to 574                       7       $673,727.80       4.04%    9.715%       341       68.94%    566
575 to 599                       5        450,958.70       2.70     9.055        358       62.95     582
600 to 624                       9        752,820.31       4.51     8.753        296       74.95     615
625 to 649                      27      2,901,434.14      17.40     8.188        319       73.53     640
650 to 674                      23      2,660,201.81      15.95     7.487        330       74.39     663
675 to 699                      28      3,566,614.00      21.39     7.331        347       75.31     688
700 or greater                  48      5,672,250.65      34.01     6.960        336       72.70     730
TOTAL:                         147    $16,678,007.41     100.00%    7.586%       333       73.36%    679


4. ORIGINAL COMBINED LTV


                                                         PERCENT
                             NUMBER                      OF LOANS               W.A.         W.A.
                               OF        AGGREGATE          BY      W.A.     REMAINING    COMBINED     W.A.
                            MORTGAGE     PRINCIPAL      PRINCIPAL   GROSS      TERM TO     ORIGINAL   CREDIT
ORIGINAL COMBINED LTV         LOANS       BALANCE        BALANCE   COUPON    MATURITY       LTV       SCORE
---------------------       --------     ---------      ---------  ------    ---------    --------    ------

0.01% to 49.99%                  8     $1,052,459.15       6.31%    7.086%     351         46.34%      679
50.00% to 54.99%                 3        188,691.31       1.13     8.132      296         54.37       717
55.00% to 59.99%                 7        648,014.79       3.89     7.924      325         57.51       657
60.00% to 64.99%                 4        329,306.04       1.97     7.505      295         63.03       721
65.00% to 69.99%                16      1,806,516.62      10.83     7.654      352         68.02       693
70.00% to 74.99%                19      2,259,736.11      13.55     8.005      330         72.47       657
75.00% to 79.99%                48      5,324,325.37      31.92     7.520      335         77.61       675
80.00% to 80.00%                40      4,545,309.99      27.25     7.634      324         80.00       683
80.01% to 84.99%                 1        419,120.88       2.51     5.750      359         80.46       728
85.00% to 89.99%                 1        104,527.15       0.63     8.200      356         88.07       642
TOTAL:                         147    $16,678,007.41     100.00%    7.586%     333         73.36%      679


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

5. ORIGINAL TERM



                       NUMBER                           PERCENT                     W.A.          W.A.
                         OF          AGGREGATE         OF LOANS        W.A.      REMAINING      COMBINED      W.A.
                      MORTGAGE       PRINCIPAL       BY PRINCIPAL     GROSS       TERM TO       ORIGINAL     CREDIT
ORIGINAL TERM          LOANS          BALANCE           BALANCE       COUPON      MATURITY         LTV       SCORE
-------------         --------       ---------       ------------     ------     ---------      --------     ------

109 to 120                1           $64,311.36          0.39%        8.650%       119           72.22%       650
169 to 180               20         1,542,788.16          9.25         8.151        179           74.64        669
229 to 240                8           654,133.49          3.92         7.912        239           76.04        677
289 to 300                6           800,897.26          4.80         7.233        298           72.70        681
349 to 360              112        13,615,877.14         81.64         7.522        358           73.13        680
TOTAL:                  147       $16,678,007.41        100.00%        7.586%       333           73.36%       679


6. REMAINING TERM



                         NUMBER                          PERCENT                    W.A.          W.A.
                           OF          AGGREGATE         OF LOANS       W.A.      REMAINING     COMBINED      W.A.
                        MORTGAGE       PRINCIPAL       BY PRINCIPAL    GROSS       TERM TO      ORIGINAL     CREDIT
REMAINING TERM            LOANS         BALANCE          BALANCE       COUPON     MATURITY         LTV       SCORE
--------------          --------       ---------       ------------    ------     ---------     --------     ------

61 to 120                    1         $64,311.36           0.39%       8.650%       119          72.22%      650
121 to 180                  20       1,542,788.16           9.25        8.151        179          74.64       669
181 to 240                   8         654,133.49           3.92        7.912        239          76.04       677
241 to 300                   6         800,897.26           4.80        7.233        298          72.70       681
301 to 360                 112      13,615,877.14          81.64        7.522        358          73.13       680
TOTAL:                     147     $16,678,007.41         100.00%       7.586%       333          73.36%      679


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

7. DTI



                          NUMBER                            PERCENT                    W.A.            W.A.
                            OF         AGGREGATE           OF LOANS       W.A.       REMAINING       COMBINED      W.A.
                         MORTGAGE      PRINCIPAL         BY PRINCIPAL     GROSS       TERM TO        ORIGINAL     CREDIT
DTI                        LOANS        BALANCE             BALANCE      COUPON      MATURITY          LTV        SCORE
---                      --------      ---------         ------------    ------      ---------       --------     ------

0.01 - 20.00                 14      $1,815,041.34           10.88%       7.286%         342           70.10%       695
20.01 - 25.00                 8         559,068.72            3.35        7.303          303           72.21        699
25.01 - 30.00                14       1,475,560.40            8.85        7.490          337           70.43        670
30.01 - 35.00                28       2,902,553.30           17.40        7.559          327           73.17        681
35.01 - 40.00                26       2,882,651.31           17.28        7.552          342           73.05        689
40.01 - 45.00                24       3,201,238.48           19.19        7.922          348           76.01        670
45.01 - 50.00                33       3,841,893.86           23.04        7.572          318           74.35        669
TOTAL:                      147     $16,678,007.41          100.00%       7.586%         333           73.36%       679


8. PRODUCT TYPE



                      NUMBER                            PERCENT                     W.A.          W.A.
                        OF         AGGREGATE           OF LOANS        W.A.      REMAINING      COMBINED      W.A.
                     MORTGAGE      PRINCIPAL         BY PRINCIPAL     GROSS       TERM TO       ORIGINAL     CREDIT
PRODUCT TYPE           LOANS        BALANCE             BALANCE       COUPON      MATURITY         LTV       SCORE
------------         --------      ---------         ------------     -------    ---------      --------     ------

10 YR FIXED               1         $64,311.36            0.39%        8.650%        119          72.22%      650
15 YR FIXED              20       1,542,788.16            9.25         8.151         179          74.64       669
20 YR FIXED               8         654,133.49            3.92         7.912         239          76.04       677
25 YR FIXED               6         800,897.26            4.80         7.233         298          72.70       681
30 YR FIXED             112      13,615,877.14           81.64         7.522         358          73.13       680
TOTAL:                  147     $16,678,007.41          100.00%        7.586%        333          73.36%      679


9. INTEREST ONLY



                      NUMBER                          PERCENT                      W.A.          W.A.
                        OF        AGGREGATE           OF LOANS        W.A.      REMAINING      COMBINED      W.A.
                     MORTGAGE     PRINCIPAL         BY PRINCIPAL     GROSS       TERM TO       ORIGINAL     CREDIT
INTEREST ONLY         LOANS        BALANCE            BALANCE        COUPON      MATURITY         LTV       SCORE
-------------        --------     ---------         ------------     -------    ---------      --------     ------

N                       147     $16,678,007.41          100.00%       7.586%       333           73.36%      679
TOTAL:                  147     $16,678,007.41          100.00%       7.586%       333           73.36%      679


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

10. PREPAYMENT PENALTY TERM



                                NUMBER                        PERCENT                  W.A.         W.A.
                                  OF         AGGREGATE       OF LOANS      W.A.     REMAINING     COMBINED    W.A.
                               MORTGAGE      PRINCIPAL     BY PRINCIPAL    GROSS     TERM TO      ORIGINAL   CREDIT
PREPAYMENT PENALTY TERM          LOANS        BALANCE         BALANCE     COUPON     MATURITY       LTV       SCORE
-----------------------        --------      ---------     ------------   -------   ---------     --------   ------

0                                   30    $3,160,723.66        18.95%     8.206%        333        76.49%      672
36                                 117    13,517,283.75        81.05      7.441         333        72.62       680
TOTAL:                             147   $16,678,007.41       100.00%     7.586%        333        73.36%      679


11. LIEN


               NUMBER                              PERCENT                       W.A.            W.A.
                 OF            AGGREGATE          OF LOANS         W.A.        REMAINING       COMBINED      W.A.
              MORTGAGE         PRINCIPAL        BY PRINCIPAL       GROSS        TERM TO        ORIGINAL     CREDIT
LIEN           LOANS            BALANCE            BALANCE        COUPON       MATURITY          LTV         SCORE
----         --------          ---------        ------------      -------      ---------       --------     ------

1                147        $16,678,007.41         100.00%        7.586%          333           73.36%        679
TOTAL:           147        $16,678,007.41         100.00%        7.586%          333           73.36%        679


12. DOCUMENTATION


                             NUMBER                         PERCENT                   W.A.         W.A.
                               OF          AGGREGATE        OF LOANS      W.A.      REMAINING    COMBINED     W.A.
                            MORTGAGE       PRINCIPAL      BY PRINCIPAL    GROSS      TERM TO     ORIGINAL    CREDIT
DOCUMENTATION                 LOANS         BALANCE         BALANCE      COUPON     MATURITY        LTV      SCORE
-------------               --------       ---------      ------------   -------    ---------    --------    ------

Full Documentation              132    $14,923,970.80        89.48%       7.578%       332         73.20%      677
Limited Documentation            14      1,694,347.79        10.16        7.645        347         76.02       690
Stated Documentation              1         59,688.82         0.36        7.900        356         37.97       682
TOTAL:                          147    $16,678,007.41       100.00%       7.586%       333         73.36%      679


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                        5

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

13. LOAN PURPOSE



                            NUMBER                         PERCENT                    W.A.         W.A.
                              OF          AGGREGATE        OF LOANS       W.A.     REMAINING     COMBINED     W.A.
                           MORTGAGE       PRINCIPAL      BY PRINCIPAL    GROSS      TERM TO      ORIGINAL    CREDIT
LOAN PURPOSE                 LOANS         BALANCE         BALANCE       COUPON     MATURITY       LTV       SCORE
------------               --------       ---------      ------------    -------   ---------     --------    ------

REFI-CASH OUT                 133      $15,362,083.27        92.11%       7.554%      335         73.48%       679
REFI-NO CASHOUT                14        1,315,924.14         7.89        7.963       317         71.88        678
TOTAL:                        147      $16,678,007.41       100.00%       7.586%      333         73.36%       679


14. PROPERTY TYPE


                            NUMBER                         PERCENT                   W.A.          W.A.
                              OF          AGGREGATE        OF LOANS      W.A.      REMAINING     COMBINED     W.A.
                           MORTGAGE       PRINCIPAL      BY PRINCIPAL    GROSS      TERM TO      ORIGINAL    CREDIT
PROPERTY TYPE                LOANS         BALANCE         BALANCE      COUPON     MATURITY        LTV       SCORE
-------------              --------       ---------      ------------   -------    ---------     --------    ------

Manufactured/Mobile           147      $16,678,007.41       100.00%      7.586%       333         73.36%       679
TOTAL:                        147      $16,678,007.41       100.00%      7.586%       333         73.36%       679


15. OCCUPANCY


                            NUMBER                         PERCENT                    W.A.         W.A.
                              OF          AGGREGATE        OF LOANS       W.A.     REMAINING     COMBINED     W.A.
                           MORTGAGE       PRINCIPAL      BY PRINCIPAL    GROSS      TERM TO      ORIGINAL    CREDIT
OCCUPANCY                    LOANS         BALANCE         BALANCE       COUPON     MATURITY       LTV       SCORE
---------                  --------       ---------      ------------    -------   ---------     --------    ------

Owner Occupied                143      $16,381,501.20        98.22%       7.572%       334         73.52%      678
Non-Owner Occupied              4          296,506.21         1.78        8.339        314         64.40       712
TOTAL:                        147      $16,678,007.41       100.00%       7.586%       333         73.36%      679

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                        6

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

16. CREDIT GRADE


                      NUMBER                           PERCENT                      W.A.          W.A.
                        OF          AGGREGATE          OF LOANS        W.A.      REMAINING      COMBINED      W.A.
                     MORTGAGE       PRINCIPAL        BY PRINCIPAL     GROSS       TERM TO       ORIGINAL     CREDIT
CREDIT GRADE          LOANS          BALANCE           BALANCE        COUPON      MATURITY         LTV       SCORE
------------         --------       ---------        ------------     -------    ---------      --------     ------

2A                       11      $1,068,188.36            6.40%        9.190%        347          67.12%      576
4A                       16       1,671,844.23           10.02         8.484         303          75.78       632
5A                       22       2,466,314.41           14.79         7.763         316          73.77       648
6A                       21       2,281,914.88           13.68         7.619         339          74.77       671
7A                       31       3,930,478.33           23.57         7.231         348          74.38       694
8A                       39       4,715,058.73           28.27         6.865         334          72.49       735
A                         1          63,858.51            0.38        11.450         359          67.26       571
AAA                       4         322,904.09            1.94         8.544         322          73.89       607
B                         2         157,445.87            0.94        10.837         359          65.00       594
TOTAL:                  147     $16,678,007.41          100.00%        7.586%        333          73.36%      679


17. MORTGAGE INSURANCE



                            NUMBER                         PERCENT                   W.A.          W.A.
                              OF          AGGREGATE        OF LOANS      W.A.      REMAINING     COMBINED     W.A.
                           MORTGAGE       PRINCIPAL      BY PRINCIPAL    GROSS      TERM TO      ORIGINAL    CREDIT
MORTGAGE INSURANCE          LOANS          BALANCE         BALANCE      COUPON     MATURITY        LTV       SCORE
------------------         --------       ---------      ------------   -------    ---------     --------    ------

None                          147      $16,678,007.41      100.00%      7.586%        333         73.36%      679
TOTAL:                        147      $16,678,007.41      100.00%      7.586%        333         73.36%      679


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

[BANC OF AMERICA SECURITIES LOGO]

                                  ABFC 2005-AQ1
                      Property Type is Manufactured Housing

18. STATE OR TERRITORY


                          NUMBER                          PERCENT                    W.A.          W.A.
                            OF          AGGREGATE        OF LOANS        W.A.      REMAINING     COMBINED     W.A.
                         MORTGAGE       PRINCIPAL      BY PRINCIPAL     GROSS       TERM TO      ORIGINAL    CREDIT
STATE OR TERRITORY        LOANS          BALANCE          BALANCE       COUPON     MATURITY        LTV       SCORE
------------------       --------       ---------      ------------     -------    ---------     --------    ------

California                   19      $4,005,059.09         24.01%        7.131%       351          69.27%     676
Florida                      27       3,069,277.18         18.40         7.527        337          72.41      681
Washington                   10       1,479,269.04          8.87         7.208        347          78.26      689
Arizona                      10         903,227.10          5.42         7.207        306          70.11      707
Tennessee                     9         685,648.85          4.11         8.284        279          75.12      646
Missouri                      8         616,597.85          3.70         7.785        300          72.73      676
Alabama                       9         601,528.63          3.61         8.457        313          73.78      684
Georgia                       7         577,615.42          3.46         9.087        314          75.45      664
North Carolina                6         477,453.49          2.86         8.581        291          76.41      666
Massachussetts                1         419,120.88          2.51         5.750        359          80.46      728
Nevada                        4         415,641.20          2.49         8.261        359          79.17      680
Michigan                      4         345,050.16          2.07         8.061        358          75.83      662
Mississippi                   5         331,210.86          1.99         8.080        290          77.10      674
Indiana                       4         325,180.97          1.95         7.529        358          77.70      688
Oregon                        2         313,021.86          1.88         7.286        316          76.43      689
New Hampshire                 3         286,703.23          1.72         7.270        336          67.83      686
Kansas                        3         284,246.61          1.70         7.568        313          75.25      683
Utah                          2         268,233.28          1.61         7.458        359          69.77      676
Louisiana                     3         243,683.45          1.46         7.450        307          73.66      704
South Carolina                2         155,437.02          0.93         9.259        358          80.00      659
Colorado                      1         151,588.35          0.91         7.250        298          79.97      663
Kentucky                      2         144,406.46          0.87         8.191        359          79.40      633
Wyoming                       1         127,028.37          0.76         7.990        359          80.00      705
Illinois                      1         123,595.80          0.74        10.250        358          72.34      563
Ohio                          1          92,574.92          0.56         7.990        359          71.31      588
Maine                         1          87,076.50          0.52         7.750        358          80.00      681
Wisconsin                     1          85,915.29          0.52         8.250        239          78.36      644
Vermont                       1          62,615.55          0.38         8.990        359          54.98      701
TOTAL:                      147     $16,678,007.41        100.00%        7.586%       333          73.36%     679


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.